PATTON BOGGS LLP
2001 ROSS AVENUE, SUITE 3000
DALLAS, TEXAS 75201
214-758-1550
September 23 , 2005
VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Attn:	John Reynolds
Assistant Director
Division of Corporation Finance

Re:	JK Acquisition Corp.
Amendment No. 5 to Registration Statement on Form S-1
Registration Statement No. 333-125211
Dear Mr. Reynolds:
           JK Acquisition Corp. (the “Company”) has filed with the Commission an Amendment No. 5 to the above referenced Registration Statement (the “Registration Statement”). For your convenience, we are providing you with three paper copies of Amendment No. 5, marked to show the changes made from Amendment No. 4 to the Registration Statement which was filed with the Commission on August 12, 2005. The changes reflected in Amendment No. 5 are intended to respond to the comments set forth in your letter dated September 19, 2005 (the “Comment Letter”). The changes made in response to the Comment Letter are discussed below. The numbered paragraphs below correspond to the numbered comments in the Comment Letter. Within our responses, page references are to the pages in the Prospectus included in the Registration Statement filed with the Commission on September 23, 2005.
1.	We note that a substantial portion of the underwriter’s compensation will be deferred and payable out of the trust funds upon the consummation of a business combination. Please discuss the applicability or inapplicability of Regulation M to the contingent nature of the underwriter compensation arrangements. Please address in your discussion when any applicable restricted period would end.
RESPONSE: We do not understand this comment. The distribution of the Units will be completed shortly after the offering is commenced. The deferred portion of the underwriting compensation will be in escrow for at least several months after the distribution is completed as its payment is contingent upon the closing of an acquisition. The only offering that could occur thereafter would be as a result of any offering of securities to the target in connection with an acquisition. However, we do not understand why Regulation M would be applicable as there is no present intent for the issuer or any of its affiliates to purchase issuer securities during any offering of securities to target. We do not see how Regulation M is applicable solely because of the deferred payment of the underwriting compensation.
2.	Please address the applicability or inapplicability of Regulation M in the context of the warrant repurchase agreements contained discussed in your principal stockholders section.
RESPONSE: We do not believe Rule 101 or Rule 102 of Regulation M applies to the purchase of warrants. The warrants will not separate from the units until after the distribution of the units is completed. The Underwriters and we will comply with the provisions of Rule 104 of Regulation M in connection with any stabilization activities in connection with the purchases of warrants.
3.	Because the deferred underwriter’s compensation will be held in the trust account, please revise your disclosure in the appropriate section to clarify if the deferred compensation will be included as net tangible assets when calculating the 80 percent fair value requirement.
RESPONSE: Deferred underwriter’s compensation held in trust will be excluded as net tangible assets when calculating the 80 percent fair value requirement. We have revised the pages 1, 9, 12, 27, 28, 29 and 34 of the Prospectus to clarify such exclusion.
           The Company appreciates the Staff’s comments with respect to the Registration Statement. If you have any questions with respect to this letter, please contact the undersigned at (214) 758-1515.

Very truly yours, PATTON BOGGS LLP
By:	/s/ Fred S. Stovall

cc:	James P. Wilson
Keith D. Spickelmier
Elizabeth R. Hughes
Christopher A. Freeman